UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023
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A. O. Smith Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	AOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

A. O. Corporation (the “Company”) held its Annual Meeting of Stockholders on April 11, 2023, for the purposes of the election of the Company’s Board of Directors, to hold an advisory vote to approve the compensation of our named executive officers, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, to hold an advisory vote whether the Company will conduct future advisory votes on the compensation of our named executive officers every year, every two years or every three years and to consider a stockholder proposal requesting a Board report assessing inclusion in our workplace.

The voting results for the election of the Company’s Board of Directors were as follows:

Class A Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Victoria M. Holt	25,310,091	0	0
Dr. Ilham Kadri	25,310,091	0	0
Christopher L. Mapes	25,310,091	0	0
Ajita G. Rajendra	25,310,055	36	0
Mark D. Smith	25,310,091	0	0
Kevin J. Wheeler	25,310,091	0	0
Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Ronald D. Brown	35,603,689	69,873,911	7,107,303
Earl E. Exum	103,739,272	1,738,328	7,107,303
Michael M. Larsen	103,745,440	1,732,160	7,107,303
Idelle K. Wolf	85,601,819	19,875,781	7,107,303

The advisory voting results for the approval of the compensation of our named executive officers were as follows:

Total Votes
For	33,897,467
Against	1,944,269
Abstain	16,115
Broker Non-Votes	710,730

The voting results for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023, were as follows:

Total Votes
For	35,494,128
Against	1,067,112
Abstain	7,341
Broker Non-Votes	0

The advisory voting results on whether the Company will conduct future advisory votes on the compensation of our named executive officers every year, every two years or every three years were as follows:

Total Votes
One Year	35,571,654
Two Years	43,728
Three Years	223,926
Abstain	18,543
Broker Non-Votes	710,730

The voting results for a stockholder proposal requesting a Board report assessing inclusion in our workplace were as follows:

Total Votes
For	3,223,288
Against	32,569,877
Abstain	64,686
Broker Non-Votes	710,730

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 17, 2023	By:	/s/James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary